EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Michael Hill, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2021, of Bloomios, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: November 10, 2022	/s/ Michael Hill
Michael Hill
Chief Executive Officer
(Principal Executive Officer)